SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Earliest Reported Events March 17, 1998




                                  ISRAMCO, INC.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)


                                    Delaware
                                    --------
                            (State of Incorporation)


              1770 St. James Place, Houston, Texas 77056 Suite 607
    -----------------------------------------------------------------------
                    (Address of principal executive offices)


                                  713-621-3882
                                  ------------
                               (Telephone number)

                0-12500                                   13-3145265
                -------                                   ----------
            Commission File No.                       IRS Employer ID No.

Item 5.  Other Material Events
         ---------------------

     An arbitration proceeding commenced before the American Arbitration Association by Reuven Hollo, Jay Resources Corporation, Jay Natural Resources Inc., Jay Petroleum LLC and Jay Management Company LLC, as Claimants against Isramco, Inc., NIR Resources Inc., Jay Petroleum LLC and Jay Management Company LLC, as Respondents, identified by Case No. 70 T 198 00227 97 has been resolved pursuant to a Settlement Agreement and Release, a copy of which is attached hereto as Exhibit A. The Claimants are hereinafter referred to as the "Hollo Group" and the Respondents are hereinafter referred to as the "Isramco Group".

     Pursuant to the terms of the Settlement Agreement and Release, the Hollo Group has agreed to assign all of their right, title and interest in Jay Petroleum LLC and Jay Management Company LLC including, without limitation, their complete ownership interest and any and all rights to undistributed profits to Isramco, Inc. in consideration for Isramco, Inc. (i) paying to Jay Resources Corporation and Jay Natural Resources Inc. the sum of $255,000, (ii) agreeing to assume any tax liabilities or tax burdens arising solely from such undistributed profits, and (iii) agreeing to assume a debt of $69,754 reflected as an accounts receivable of Jay Resources Corporation owed to Jay Petroleum LLC.

     In addition, the Isramco Group has agreed to use their best efforts, without cost, to effect a removal of the Hollo Group as a guarantor and/or co-maker of any loan of Jay Petroleum LLC and/or Jay Management Company LLC.

     The effective date of the Settlement Agreement is December 31, 1997.

     As a result of the Settlement Agreement and Release, Isramco, Inc. will increase its membership interest in Jay Petroleum LLC to 100% and its membership interest in Jay Management Company LLC to 65%.

     The above description of the Settlement Agreement and Release is intended solely to summarize the salient provisions of the Settlement Agreement and Release. The Settlement Agreement and Release attached hereto as Exhibit A should be read in its entirety for a complete statement of all of the terms and conditions of said Agreement.

Item 7.  Exhibits
         --------

     Exhibit A - Settlement Agreement and Release.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Isramco, Inc.
                                        (registrant)

    March 25, 1998                       By:  /s/  Haim Tsuff
    --------------                          ------------------------------------
       (date)                               Haim Tsuff, Chairman of the Board

                                      - 2 -